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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                          ROLLERBALL INTERNATIONAL INC.
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               Delaware                                 95-4478767
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 (State of incorporation or organization)     (IRS Employer Identification No.)

      9255 Doheny Road- Suite 2705
            Los Angeles CA                                 90069
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 (Address of principal executive offices)                (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

                                           Name of each exchange on which each
 Title of each class to be so registered       class is to be registered
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Securities to be registered pursuant to Section 12(g) of the Act:


                     Common Stock, $.001 par value per share
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                                (Title of Class)


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                                (Title of Class)
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              INFORMATION REQUIRED TO BE IN REGISTRATION STATEMENT


Item 1.           Description of Registrant's Securities to be Registered

                  Pursuant to Rule 12(b)-32 and the instruction to Item 1, reference is made to "Description of Securities" included as part of Registrant's Registration Statement on Form SB-2, (333-33567) as amended for a description of Registrant's Common Stock, $.001 par value which descriptions are incorporated by reference herein in response to this Item.


Item 2.           Exhibits

                  1. Form of Registrant's Common Stock Certificate filed as
Exhibit 4.1 to Registrant's Registration Statement on Form SB-2, as amended File No. 333-33567, which Exhibit is incorporated by reference herein pursuant to Rule 12(b)-32.


                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly cause this Registration Statement on Form 8-A to be signed on its behalf by the undersigned, thereunto duly authorized.



                                            ROLLERBALL INTERNATIONAL INC.
                                                          (Registrant)

                                            By:  /s/ Ken Teasdale
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                                                     Ken Teasdale
                                                     Chief Financial Officer


Dated: March 6, 1998

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